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                                                        EXHIBIT 23.1

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2001, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-66462) and related Prospectus of Michaels Stores, Inc. dated August 15, 2001.



/s/ Ernst & Young, LLP

Dallas, Texas
August 13, 2001